EXHIBIT 10.1
==============================================================================

                           ADT OPERATIONS, INC.
                                as Issuer,
                                   AND
                               ADT LIMITED,
                        ADT GENERAL HOLDINGS, INC.,
                        ADT SECURITY SERVICES, INC.
                     ADT SECURITY SYSTEMS WEST, INC.,
                      ADT AUTOMOTIVE HOLDINGS, INC.,
                           ADT AUTOMOTIVE, INC.,
                        AA PROPERTY HOLDINGS, INC.,
                          ADT INVESTMENTS, INC.,
                        AAAA DEALERS SERVICES INC.,
                       ADT BUSINESS HOLDINGS, INC.,
                       ADT PROPERTY HOLDINGS, INC.,
                ADT SECURITY SYSTEMS, MANUFACTURING, INC.,
                       MID-ATLANTIC SECURITY, INC.,
                      ADT AUTOMOTIVE SERVICES, INC.,
                         AUCTION TRANSPORT, INC.,
                        BRITISH CAR AUCTIONS, INC.,
                         CCTC INTERNATIONAL, INC.,
                       ADT SPECIALTY AUCTIONS, INC.,
                             FLYING LION, INC.
                                   AND
                       TRI-CITY AUTO AUCTION, INC.,
                              as Guarantors,
                                   AND
                         THE CHASE MANHATTAN BANK
                                as Trustee
                              _______________

                       First Supplemental Indenture
            to the Indenture, dated as of August 4, 1993, among
          ADT Operations, Inc., the Guarantors Named Therein and
                   The Chase Manhattan Bank, as Trustee,
                         dated as of July 1, 1997
                              _______________

                               $250,000,000
                       8 1/4% Senior Notes due 2000

==============================================================================

               FIRST SUPPLEMENTAL INDENTURE, dated as of July 1, 1997 between ADT OPERATIONS, INC., a Delaware corporation, as Issuer (the "Company"), the Guarantors (as defined below) and THE CHASE MANHATTAN BANK, as trustee (the "Trustee").


                          RECITALS OF THE COMPANY AND THE GUARANTORS

               The Company executed and delivered an Indenture dated as of August 4, 1993 (the "Indenture") between the Company, the Guarantors Named Therein (the "Guarantors") and the Trustee pursuant to which $250,000,000 of the Company's 8 1/4% Senior Notes due 2000 (the "Notes") was issued.

               ADT Limited, the indirect parent of the Company, has entered into an Agreement and Plan of Merger dated as of March 17, 1997 among ADT Limited, Limited Apache, Inc. ("Merger Sub"), a wholly owned subsidiary of ADT Limited and a Massachusetts corporation, and Tyco International Ltd.("Tyco"), a Massachusetts corporation, pursuant to which Merger Sub will be merged with and into Tyco (the "Merger").

               Sections 902 and 1021 of the Indenture provide that the Indenture may be amended with the consent of the Holders of a majority in principal amount of the Outstanding Notes.

               The Company and ADT Limited wish to amend the Indenture as set forth below, and the required Holders of the Notes have consented to the execution of this First Supplemental Indenture pursuant to the consent solicitation made by the Company through the Offer to Purchase and Consent Solicitation dated June 4, 1997.

               All other conditions and requirements necessary to make this First Supplemental Indenture a valid and binding instrument in accordance with its terms have been satisfied.

               NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

               For and in consideration of the premises, the prior purchase of the Notes by the Holders thereof and the receipt of consideration pursuant to a simultaneous tender offer and consent solicitation by the Company for the securities, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:


                                   ARTICLE 1
            Definitions and Other Provisions of General Application

               SECTION 101. Capitalized Terms. For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not defined herein shall have the meanings assigned in the Indenture.

               SECTION 102.  Effectiveness.   This First Supplemental
Indenture shall become effective, and shall bind the parties hereto, upon its execution by the Company, the Guarantors and the Trustee.

      Notwithstanding the foregoing, the amendments to the Indenture contained in Article Two hereof (the "Amendments") shall not become operative, and shall not be binding on the Company, the Guarantors or the Trustee, until delivery by the Company to the Trustee of an Officers' Certificate certifying that the Merger has been consummated and that the Notes have been accepted for purchase by the Company. In the event that the Merger is not consummated or the Notes are not accepted for purchase by the Company, the Amendments shall not become operative and shall not bind the Company, any Guarantor or the Trustee and this First Supplemental Indenture shall lapse automatically and be of no further force or effect. Upon such termination, the Company shall deliver to the Trustee an Officers' Certificate certifying that the Merger has not been consummated and/or that the Notes have not been accepted for purchase by the Company, as the case may be.

               SECTION 103. Incorporation of First Supplemental Indenture into Indenture. This First Supplemental Indenture is executed by the Company, the Guarantors and the Trustee pursuant to the provisions of Section 902 of the Indenture, and the terms and conditions hereof shall be deemed to be part of the Indenture for all purposes upon effectiveness of this First Supplemental Indenture and every Holder of Notes theretofore or thereafter authenticated and delivered under the Indenture shall be bound hereby. The Indenture as supplemented by this First Supplemental Indenture is hereby in all respects ratified and confirmed.

               SECTION 104. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

               SECTION 105. Governing Law. This First Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York. This First Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

               SECTION 106. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

               SECTION 107. Recitals. The recitals contained herein shall be taken as the statements of the Company and each Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture except that the Trustee represents that it is duly authorized to execute and deliver this First Supplemental Indenture and perform its obligations hereunder.


                                   ARTICLE 2
                     Amendments to Provisions of Indenture

               SECTION 201. Amendments. Subject to the conditions of Section 102(b) herein, the Indenture is hereby amended as set forth in the form of the Amended and Restated Indenture attached hereto as Exhibit A.

               IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first written above.

                                    ADT OPERATIONS, INC.


                                    By: /s/ Jan S. Beck
                                       ------------------------------
                                       Name:
                                       Title:


                                    ADT LIMITED

                                    By: /s/ Stephen Ruzika
                                       ------------------------------
                                       Name:
                                       Title:


                                    ADT GENERAL HOLDINGS, INC.


                                    By: /s/ Ann Olbert
                                       ------------------------------
                                       Name:
                                       Title:


                                    ADT SECURITY SERVICES, INC.


                                    By: /s/ Ann Olbert
                                       ------------------------------
                                       Name:
                                       Title:


                                    ADT SECURITY SYSTEMS, WEST, INC.

                                    By: /s/ Ann Olbert
                                       ------------------------------
                                       Name:
                                       Title:


                                    ADT AUTOMOTIVE HOLDINGS, INC.


                                    By: /s/ Larry C. Reese
                                       ------------------------------
                                       Name:
                                       Title:


                                    ADT AUTOMOTIVE, INC.


                                    By: /s/ Larry C. Reese
                                       ------------------------------
                                       Name:
                                       Title:


                                    AA PROPERTY HOLDINGS, INC.


                                    By: /s/ Larry C. Reese
                                       ------------------------------
                                       Name:
                                       Title:


                                    ADT INVESTMENTS, INC.


                                    By: /s/ Ann Olbert
                                       ------------------------------
                                       Name:
                                       Title:


                                    AAAA DEALERS SERVICES INC.


                                    By: /s/ Larry C. Reese
                                       ------------------------------
                                       Name:
                                       Title:


                                    ADT BUSINESS HOLDINGS, INC.



                                    By: /s/ Ann Olbert
                                       ------------------------------
                                       Name:
                                       Title:


                                    ADT PROPERTY HOLDINGS, INC.


                                    By: /s/ Steven Levine
                                       ------------------------------
                                       Name:
                                       Title:


                                    ADT SECURITY SYSTEMS, MANUFACTURING, INC.


                                    By: /s/ Ann Olbert
                                       ------------------------------
                                       Name:
                                       Title:


                                    MID-ATLANTIC SECURITY, INC.



                                    By: /s/ Ann Olbert
                                       ------------------------------
                                       Name:
                                       Title:



                                    ADT AUTOMOTIVE SERVICES, INC.


                                    By: /s/ Larry C. Reese
                                       ------------------------------
                                       Name:
                                       Title:


                                    AUCTION TRANSPORT, INC.


                                    By: /s/ Richard H. Miller
                                       ------------------------------
                                       Name:
                                       Title:


                                    BRITISH CAR AUCTIONS, INC.


                                    By: /s/ Ann Olbert
                                       ------------------------------
                                       Name:
                                       Title:


                                    CCTC INTERNATIONAL, INC.


                                    By: /s/ Ann Olbert
                                       ------------------------------
                                       Name:
                                       Title:


                                    ADT SPECIALTY AUCTIONS, INC.



                                    By: /s/ Larry C. Reese
                                       ------------------------------
                                       Name:
                                       Title:



                                    FLYING LION INC.


                                    By: /s/ Larry C. Reese
                                       ------------------------------
                                       Name:
                                       Title:


                                    THE CHASE MANHATTAN BANK


                                    By: /s/ Philbert Jones
                                       ------------------------------
                                       Name: Philbert Jones
                                       Title: Trust Officer


                                    TRI-CITY AUTO AUCTION, INC.


                                    By: /s/ Larry C. Reese
                                       ------------------------------
                                       Name:
                                       Title:


                                                                    EXHIBIT A
==============================================================================


                             ADT OPERATIONS, INC.,
                                  as Issuer,

                                      AND

                                 ADT LIMITED,
                          ADT GENERAL HOLDINGS, INC.,
                         ADT SECURITY SERVICES, INC.,
                       ADT SECURITY SYSTEMS, WEST, INC.,
                        ADT AUTOMOTIVE HOLDINGS, INC.,
                             ADT AUTOMOTIVE, INC.,
                          AA PROPERTY HOLDINGS, INC.,
                            ADT INVESTMENTS, INC.,
                          AAAA DEALERS SERVICES INC.,
                         ADT BUSINESS HOLDINGS, INC.,
                         ADT PROPERTY HOLDINGS, INC.,
                   ADT SECURITY SYSTEMS MANUFACTURING, INC.,
                         MID-ATLANTIC SECURITY, INC.,
                         ADT AUTOMOTIVE SERVICES INC.,
                            AUCTION TRANSPORT INC.,
                          BRITISH CAR AUCTIONS INC.,
                           CCTC INTERNATIONAL, INC.,
                         ADT SPECIALTY AUCTIONS, INC.,
                               FLYING LION INC.
                                      AND
                         TRI-CITY AUTO AUCTION, INC.,
                                as Guarantors,

                                      AND

                           THE CHASE MANHATTAN BANK
                                  as Trustee

                        --------------------------

                           Amended and Restated
                                  Indenture
                         Dated as of bullet, 1997

                        --------------------------

                                 $250,000,000
                         8-1/4% Senior Notes due 2000


==============================================================================

                             ADT OPERATIONS, INC.

              Reconciliation and tie between Trust Indenture Act
               of 1939 and Indenture, dated as of August 4, 1993

          Trust Indenture                                         Indenture
            Act Section                                            Section
          ---------------                                         ---------

Section 310 (a)(1)....................................................607
            (a)(2)....................................................607
            (b).......................................................608
Section 312 (c).......................................................701
Section 314 (a).......................................................703
            (a)(4)...................................................1008(a)
            (c)(1)....................................................102
            (c)(2)....................................................102
            (e).......................................................102
Section 315 (b).......................................................601
Section 316 (a)(last sentence)........................................101
            ("Outstanding")
            (a)(1)(A).................................................502, 512
            (a)(1)(B).................................................513
            (b).......................................................508
            (c).......................................................104(d)
Section 317 (a)(1)....................................................503
            (a)(2)....................................................504
            (b)......................................................1003
Section 318 (a).......................................................111

---------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


                               TABLE OF CONTENTS

                                                                          Page

RECITALS.....................................................................1
PARTIES......................................................................1

                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

SECTION 101. Definitions...... ..............................................2
             Act.............................................................3
             ADT Limited.....................................................3
             Affiliate.......................................................3
             Agent...........................................................3
             Attributable Debt...............................................3
             Average Life to Stated Maturity.................................3
             Board of Directors..............................................3
             Board Resolution................................................4
             Business Day....................................................4
             Canadian Revolving Credit Lines.................................4
             Capitalized Lease Obligation....................................4
             Capital Stock...................................................4
             Cash Equivalents................................................4
             Change in Control...............................................5
             Commission......................................................6
             Common Stock....................................................6
             Company.........................................................6
             Company Request.................................................6
             Consolidated Net Worth..........................................6
             Consolidated Tangible Assets....................................6
             Corporate Trust Office..........................................6
             Corporation.....................................................6
             Default.........................................................7
             Defaulted Interest..............................................7
             Dollar Equivalent...............................................7
             Event of Default................................................7
             Exchange Act....................................................7
             Federal Bankruptcy Code.........................................7
             Finance Canada Preferred Stock..................................7
             Generally Accepted Accounting Principles........................7
             Guaranteed Obligations..........................................7
             Guaranteed Parties..............................................8
             Guarantees......................................................8
             Guarantor.......................................................8
             Guarantor Senior Indebtedness...................................8
             Holder..........................................................8
             Indebtedness....................................................9
             Indenture.......................................................9
             Interest Payment Date...........................................9
             Investment......................................................9
             Laidlaw Group...................................................9
             Lender..........................................................9
             Lien...........................................................10
             Material Restricted Subsidiary.................................10
             Maturity.......................................................10
             New Bank Credit Agreement......................................10
             Non-Guarantor..................................................10
             Officers' Certificate..........................................10
             Opinion of Counsel.............................................10
             Outstanding....................................................11
             Paying Agent...................................................11
             Permitted Non-Guarantor Indebtedness...........................11
             Person.........................................................13
             Post-Merger Entity.............................................13
             Predecessor Security...........................................13
             Preferred Stock................................................13
             Redeemable Capital Stock.......................................13
             Reference Banks................................................14
             Regular Record Date............................................14
             Responsible Officer............................................14
             Restricted Subsidiary..........................................14
             Securities.....................................................14
             Security Register..............................................14
             Security Registrar.............................................14
             Senior Subordinated Note Indenture.............................14
             Senior Subordinated Notes......................................15
             Special Record Date............................................15
             Stated Maturity................................................15
             Subordinated Indebtedness......................................15
             Subsidiary.....................................................15
             Subsidiary Guarantor...........................................15
             Surviving Entity...............................................15
             Trust Indenture Act............................................15
             TIA............................................................15
             Trustee........................................................15
             Tyco...........................................................15
             Unrestricted Subsidiary........................................15
             U.S. Government Obligations....................................16
             Vice President.................................................17
             Voting Stock...................................................17
             Wholly Owned Restricted Subsidiary.............................17
SECTION 102. Compliance Certificates and Opinions...........................17
SECTION 103. Form of Documents Delivered to Trustee.........................18
SECTION 104. Acts of Holders................................................19
SECTION 105. Notices, etc., to Trustee, Company, Guarantors and Agent.......20
SECTION 106. Notice to Holders; Waiver......................................20
SECTION 107. Effect of Headings and Table of Contents.......................21
SECTION 108. Successors and Assigns.........................................21
SECTION 109. Separability Clause............................................21
SECTION 110. Benefits of Indenture..........................................21
SECTION 111. Governing Law..................................................22
SECTION 112. Legal Holidays.................................................22
SECTION 113. No Recourse Against Others.....................................22
SECTION 114. Submission to Jurisdiction.....................................22

                                  ARTICLE TWO

                                SECURITY FORMS

SECTION 201. Forms Generally................................................23
SECTION 202. Form of Face of Security.......................................24
SECTION 203. Form of Reverse of Security....................................25
SECTION 204. Form of Trustee's Certificate of Authentication................28
SECTION 205. Form of Guarantee..............................................28

                                 ARTICLE THREE

                                THE SECURITIES

SECTION 301. Title and Terms................................................34
SECTION 302. Denominations..................................................35
SECTION 303. Execution, Authentication, Delivery and Dating.................35
SECTION 304. Temporary Securities...........................................36
SECTION 305. Registration, Registration of Transfer and Exchange............36
SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities...............37
SECTION 307. Payment of Interest; Interest Rights Preserved.................38
SECTION 308. Persons Deemed Owners..........................................40
SECTION 309. Cancellation...................................................40
SECTION 310. Computation of Interest........................................40
SECTION 311. Designation as Senior Indebtedness.............................40

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture........................41
SECTION 402. Application of Trust Money.....................................42

                                 ARTICLE FIVE

                                   REMEDIES

SECTION 501. Events of Default..............................................42
SECTION 502. Acceleration of Maturity; Rescission and Annulment.............45
SECTION 503. Collection of Indebtedness and Suits for Enforcement by
             Trustee........................................................46
SECTION 504. Trustee May File Proofs of Claim...............................47
SECTION 505. Trustee May Enforce Claims Without Possession of
             Securities.....................................................48
SECTION 506. Application of Money Collected.................................48
SECTION 507. Limitation on Suits............................................48
SECTION 508. Unconditional Right of Holders to Receive Principal,
             Premium and Interest...........................................49
SECTION 509. Restoration of Rights and Remedies.............................49
SECTION 510. Rights and Remedies Cumulative.................................49
SECTION 511. Delay or Omission Not Waiver...................................50
SECTION 512. Control by Holders.............................................50
SECTION 513. Waiver of Past Defaults........................................50
SECTION 514. Waiver of Stay or Extension Laws...............................51

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601. Notice of Defaults.............................................51
SECTION 602. Certain Rights of Trustee......................................52
SECTION 603. Trustee Not Responsible for Recitals or Issuance of
             Securities.....................................................53
SECTION 604. May Hold Securities............................................53
SECTION 605. Money Held in Trust............................................54
SECTION 606. Compensation and Reimbursement.................................54
SECTION 607. Corporate Trustee Required; Eligibility........................55
SECTION 608. Resignation and Removal; Appointment of Successor..............55
SECTION 609. Acceptance of Appointment by Successor.........................56
SECTION 610. Merger, Conversion, Consolidation or Succession to
             Business.......................................................57

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Disclosure of Names and Addresses of Holders...................57
SECTION 702. Reports by Trustee.............................................58
SECTION 703. Reports by Company and the Guarantors..........................58

                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. ADT Limited or Any Restricted Subsidiary May Consolidate,
             etc. Only on Certain Terms.....................................59
SECTION 802. ADT Limited May Amalgamate, Redomesticate, etc., Only on
             Certain Terms..................................................60
SECTION 803. Successor Substituted..........................................61

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures Without Consent of Holders.............62
SECTION 902. Supplemental Indentures with Consent of Holders................62
SECTION 903. Execution of Supplemental Indentures...........................63
SECTION 904. Effect of Supplemental Indentures..............................64
SECTION 905. Conformity with Trust Indenture Act............................64
SECTION 906. Reference in Securities to Supplemental Indentures.............64
SECTION 907. Notice of Supplemental Indentures..............................64

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001. Payment of Principal, Premium, if any, and Interest...........64
SECTION 1002. Maintenance of Office or Agency...............................65
SECTION 1003. Money for Security Payments to Be Held in Trust...............65
SECTION 1004. Corporate Existence...........................................67
SECTION 1005. Payment of Taxes and Other Claims.............................67
SECTION 1006. Maintenance of Properties.....................................67
SECTION 1007. Insurance.....................................................68
SECTION 1008. Statement by Officers As to Default...........................68
SECTION 1009. Provision of Financial Statements.............................68
SECTION 1010. Purchase of Securities upon Change in Control.................69
[SECTIONS 1011-1020 intentionally omitted.].................................70
SECTION 1021. Waiver of Certain Covenants...................................70

                                ARTICLE ELEVEN

                      DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1101. Company's Option to Effect Defeasance or Covenant
              Defeasance....................................................70
SECTION 1102. Defeasance and Discharge......................................70
SECTION 1103. Covenant Defeasance...........................................71
SECTION 1104. Conditions to Defeasance or Covenant Defeasance...............71
SECTION 1105. Deposited Money and U.S. Government Obligations to Be
              Held in Trust; Other Miscellaneous Provisions.................73
SECTION 1106. Reinstatement.................................................74

                                ARTICLE TWELVE

                                   GUARANTEE

SECTION 1201. Guarantee.....................................................74
SECTION 1202. Obligations of the Guarantors Unconditional...................76
SECTION 1203. Execution of Guarantee........................................76
SECTION 1204. Ranking of Guarantee..........................................77
SECTION 1205. Withholding...................................................77
SECTION 1206. Limitation of Subsidiary Guarantee............................78
SECTION 1207. Release of Guarantee..........................................78


       AMENDED AND RESTATED INDENTURE, dated as of o, 1997 among ADT OPERATIONS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 902 Market Street, 13th Floor, Wilmington, Delaware 19899, as
Issuer, ADT LIMITED, a company duly organized and existing under the laws of Bermuda ("ADT Limited"), having its principal office at Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda, ADT GENERAL HOLDINGS, INC., ADT SECURITY SERVICES, INC., ADT SECURITY SYSTEMS, WEST, INC., ADT AUTOMOTIVE HOLDINGS, INC., ADT AUTOMOTIVE, INC., AA PROPERTY HOLDINGS, INC., ADT INVESTMENTS, INC., AAAA DEALERS SERVICES INC., ADT BUSINESS HOLDINGS, INC., ADT PROPERTY
HOLDINGS, INC., ADT SECURITY SYSTEMS MANUFACTURING, INC., MID-ATLANTIC SECURITY, INC., ADT AUTOMOTIVE SERVICES INC., BRITISH CAR AUCTIONS INC., CCTC INTERNATIONAL, INC. and FLYING LION INC., each a corporation duly organized and existing under the laws of the State of Delaware, AUCTION TRANSPORT INC., a corporation duly organized and existing under the laws of Missouri, ADT SPECIALTY AUCTIONS, INC., INC., a corporation duly organized and existing under the laws of the State of Michigan, and TRI-CITY AUTO AUCTION, INC., a corporation duly organized and existing under the laws of the State of Washington, as Guarantors (the "Guarantors"), and THE CHASE MANHATTAN BANK, a New York banking corporation, duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                   RECITALS OF THE COMPANY AND THE GUARANTOR

      The Company has duly authorized the creation of an issue of 8-1/4% Senior Notes due 2000 (herein called the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of the Indenture, dated as of August 4, 1993 among the Company, the Guarantors listed therein and the Trustee (the "1993 Senior Note Indenture") and the Securities.

      The Guarantor has duly authorized the issuance of a guarantee (the "Guarantees") of the Securities, of substantially the tenor hereinafter set forth, and to provide therefor each Guarantor has duly authorized the execution and delivery of the 1993 Senior Note Indenture and the Guarantees.

      The Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, have authorized certain amendments to the 1993 Senior Note Indenture.
      The Company, the Guarantors and the Trustee have duly authorized the execution and delivery of this Indenture.

      This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

      All things necessary have been done to make (i) the Securities the valid obligations of the Company, (ii) the Guarantees the valid obligation of each Guarantor and (iii) this Indenture a valid agreement of the Company and the Guarantors, in accordance with their respective terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises, the prior purchase of the Securities by the Holders thereof and the receipt of consideration pursuant to a simultaneous tender offer and consent solicitation by the Company for the Securities, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

       SECTION 101.  Definitions.

       For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

      (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act; and

      (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

       Certain terms, used principally in Article Ten, are defined in that Article.

       "Act", when used with respect to any Holder, has the meaning specified in Section 104 hereof.

       "ADT Limited" means ADT Limited, a Bermuda company.

       "Affiliate" of any specified Person means (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any officer or director of such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "Agent" means The Bank of Nova Scotia, as agent under the New Bank Credit Agreement, and any future such agent or agents under the New Bank Credit Agreement.

       "Attributable Debt" means, when used in connection with a sale and leaseback transaction, at the time of determination, the present value (discounted at the interest rate implicit in the lease, compounded semiannually) of the obligation of the lessee of the property subject to such sale and leaseback transaction for rental payments during the remaining term of the lease included in such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of penalty (in which case the rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges.

       "Average Life to Stated Maturity" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from such date to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness multiplied by (b) the amount of each such principal payment by
(ii) the sum of all such principal payments.

       "Board of Directors" means the board of directors of ADT Limited; provided, however, that for purposes of the proviso of Section 1004 hereof with respect to any right or franchise of a Restricted Subsidiary other than the Company, "Board of Directors" shall include any committee of such Board of Directors duly authorized to act under this Indenture.

       "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of ADT Limited, the Company or any other Guarantor, as the case may be, to have been duly adopted by the Board of Directors of ADT Limited or the board of directors of the Company or such other Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

       "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

       "Canadian Revolving Credit Lines" means the committed lines of credit outstanding on the date hereof for working capital purposes in Canada in an aggregate amount not to exceed Canadian $60,000,000, provided that all amounts outstanding under such committed lines of credit are at all times supported by irrevocable letters of credit issued under the New Bank Credit Agreement.

       "Capitalized Lease Obligation" means any obligation under any capital lease of real or personal property that, in accordance with GAAP, has been recorded as a capitalized lease obligation, and, for purposes of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

       "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date hereof, including, without limitation, all Common Stock and Preferred Stock.

       "Cash Equivalents" means (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or time deposits with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000 (x) whose short term obligations have a rating, at the time as of which any such Investment is made, of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard & Poor's Corporation or (y) whose debt is rated, at the time as of which any Investment therein is made, "A" (or higher) according to Moody's Investors Service, Inc. or "A" (or higher) according to Standard & Poor's Corporation; (iii) commercial paper with a maturity of 180 days or less issued by a corporation (other than an Affiliate of ADT Limited) organized under the laws of any state of the United States of America or the District of Columbia and rated "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard & Poor's Corporation or at least an equivalent rating category of another nationally recognized securities rating agency; and (iv) any money market deposit accounts issued or offered by any commercial banking institution described in clause (ii) above.

       "Change in Control" means an event as a result of which (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), including the Laidlaw Group, is or becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the Exchange Act) of (A) if the Laidlaw Group beneficially owns more than 20% of the outstanding Voting Stock of ADT Limited, more than 50% of such outstanding Voting Stock and (B) if the Laidlaw Group beneficially owns 20% or less of the outstanding Voting Stock of ADT Limited, more than 40% of such outstanding Voting Stock, (ii) during any period of two consecutive years, individuals who either (a) were members of the Board of Directors at the beginning of such period or (b) whose election by the Board of Directors or whose nomination for election by the shareholders of ADT Limited was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously approved as provided for in this clause (b) cease for any reason (including as a result of any proxy contest involving the solicitation of revocable proxies under Section 14(a) of the Exchange Act) to constitute a majority of the Board of Directors, (iii) the Company consolidates with or merges with or into any other Person or all or substantially all of the Company's assets are sold, conveyed, assigned, transferred, leased or otherwise disposed of to any Person, or any corporation consolidates with or merges with or into the Company (other than to, with or into a Wholly Owned Restricted Subsidiary of ADT Limited), or (iv) ADT Limited consolidates or amalgamates with or merges with or into any Person or all or substantially all of ADT Limited's assets are sold, conveyed, assigned, leased or otherwise disposed of to any Person, or any corporation consolidates with or merges with or into ADT Limited, in any such event pursuant to a transaction in which the outstanding Voting Stock of ADT Limited is changed into or exchanged for cash, securities or other property, other than any such transaction (a) where the outstanding Voting Stock of ADT Limited is not changed or exchanged at all (except, with respect to any such transaction described above, to the extent necessary to reflect a change in the jurisdiction of incorporation of ADT Limited) or (b) where (A) the outstanding Voting Stock of ADT Limited is changed into or exchanged for Voting Stock (other than Redeemable Capital Stock) of the surviving corporation and (B) no "person" or "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange
Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether or not such right is exercisable immediately or only after the passage of time) immediately after such transaction, directly or indirectly, of more than 50% of the total outstanding Voting Stock of the surviving corporation.

       "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

       "Common Stock" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all series and classes of such common stock.

       "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

       "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

       "Consolidated Net Worth" means the consolidated stockholders' equity (excluding Redeemable Capital Stock) of a person and its consolidated Subsidiaries (and in the case of ADT Limited, of ADT Limited and its Restricted Subsidiaries), as determined in accordance with GAAP.

       "Consolidated Tangible Assets" means the total amount of assets of the Company, ADT Limited and the other Restricted Subsidiaries (less applicable reserves and other properly deductible items) after deducting (i) all current liabilities (excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed) and (ii) all good will, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all determined in accordance with GAAP.

       "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 450 West 33rd Street, 15th Floor, New York, New York 10001, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

       "Corporation" includes corporations, associations, companies and business trusts.

       "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

       "Defaulted Interest" has the meaning specified in Section 307.

       "Dollar Equivalent" means, with respect to any amount of any currency other than U.S. dollars, the equivalent amount of U.S. dollars determined by using the arithmetic average of the quoted spot rates at which the principal office or principal branch office of each of the Reference Banks in London offers to provide such other currency in exchange for U.S. dollars in London at 2:00 P.M. London time on the date as of which such Dollar Equivalent is to be determined, provided that if one or more of the Reference Banks no longer announces such quoted spot rates for such currency, then the Dollar Equivalent shall be determined by using the arithmetic average of the quoted spot rates or the quoted spot rate, as the case may be, of the other Reference Banks or Bank, respectively.

       "Event of Default" has the meaning specified in Section 501 hereof.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Federal Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time.

       "Finance Canada Preferred Stock" means the Non-Voting Exchangeable Shares, Series A, of ADT Finance Inc., a Canadian corporation (the "Series A Shares"), and any publicly-held non-voting Preferred Stock issued by any successor corporation of ADT Finance Inc. incorporated under the laws of Canada ("Finance Canada") (i) in respect of which dividends are payable only when a dividend is payable by ADT Limited in respect of its voting Common Stock, (ii) that is convertible, exchangeable or redeemable only for voting Common Stock of ADT Limited, (iii) that will entitle the holder thereof to participate in any liquidation, dissolution or winding up of Finance Canada, whether voluntary or involuntary, or any other distribution of assets of Finance Canada among its stockholders for the purpose of winding up its affairs, to no greater extent than the extent to which the holders of the Series A Shares would currently so participate and (iv) the other terms of which are not adverse in any material respect to the Holders of the Securities.

       "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, that are in effect on the date hereof.

       "Guaranteed Obligations" has the meaning specified in Section 1201 hereof.

       "Guaranteed Parties" means all the Persons who are now or who hereafter become Holders and the Trustee.

       "Guarantees" means the guarantees of the Guarantors set forth in Article Twelve of this Indenture and more particularly means any guarantees endorsed on any Securities delivered under this Indenture.

       "Guarantor" means each of the parties named as "Guarantors" in the first paragraph of this Indenture, until a successor replaces any such Guarantor pursuant to the applicable provisions hereof and, thereafter, shall mean such successor; provided, however, that unless expressly provided for otherwise by a supplemental indenture hereto, no Post-Merger Entity shall be a "Guarantor".

       "Guarantor Senior Indebtedness" means the principal of (and premium, if any, on) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, whether or not allowable as a claim in such proceeding) and other amounts due on or in connection with any Indebtedness of any Guarantor, whether outstanding on the date hereof or hereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be pari passu with the Guarantees. Without limiting the generality of the foregoing, "Guarantor Senior Indebtedness" shall include the principal of (and premium, if any, on) and interest (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, whether or not allowable as a claim in such proceeding) on all obligations of every nature of any Guarantor to the Lenders under the New Bank Credit Agreement and to the Holders of the Securities, and any interest rate or foreign exchange agreement now existing or hereinafter entered into by any Guarantor with any Lender, including, without limitation, all fees, expenses (including fees and expenses of counsel), claims, charges and indemnity obligations. Notwithstanding the foregoing, "Guarantor Senior Indebtedness" shall not include (i) Indebtedness evidenced by the guarantees of the Senior Subordinated Notes, (ii) Indebtedness of any Guarantor that is expressly subordinated in right of payment to any of such Guarantor's Guarantees, (iii) Indebtedness of any Guarantor that by operation of law is subordinate to any general unsecured obligations of such Guarantor, (iv) Indebtedness represented by Redeemable Capital Stock, (v) Indebtedness of any Guarantor to ADT Limited or any of its Subsidiaries, (vi) any liability for federal, state, local or other taxes owed or owing by any Guarantor and (vii) trade payables owed or owing by any Guarantor.

       "Holder" means a Person in whose name a Security is registered in the Security Register.

       "Indebtedness" means (i) any liability of any Person (A) for borrowed money, or under any reimbursement obligation relating to a letter of credit, or (B) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (C) under interest rate contracts and exchange rate contracts, or (D) for the payment of money relating to a Capitalized Lease Obligation or (E) for all Redeemable Capital Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (ii) any liability of others described in the preceding clause (i) that such Person has guaranteed or that is otherwise its legal liability; (iii) all Indebtedness referred to in (but not excluded from) clauses (i) and (ii) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (iv) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i), (ii) and (iii) above.

       "Indenture" means this amended and restated indenture as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

       "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

       "Investment" means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business, which are recorded as accounts receivable on the balance sheet of the Company, ADT Limited and the other Restricted Subsidiaries) or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities issued by any other Person.

       "Laidlaw Group" means Laidlaw Inc., a Canadian corporation, and any of its Affiliates or any "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that includes Laidlaw Inc. or any of its Affiliates.

       "Lender" means the various financial institutions as are, or shall from time to time become, parties to the New Bank Credit Agreement.

       "Lien" means any mortgage, charge, pledge, lien, security interest or encumbrance of any kind.

       "Material Restricted Subsidiary" means any Restricted Subsidiary whose total assets or consolidated revenues (or, where ADT Limited owns directly or indirectly less than 100% of the equity share capital of such Restricted Subsidiary, that part thereof attributable to ADT Limited's direct or indirect interest therein) is equal to or greater than 5% of the total assets or 5% of consolidated revenues, as the case may be, of the Company, ADT Limited and the other Restricted Subsidiaries taken as a whole as of the date of the latest consolidated financial statements of ADT Limited; provided, however, that a Material Restricted Subsidiary shall not include Insight Group Limited, a United Kingdom corporation ("Insight"), for so long as Insight does not conduct any business other than the travel services business and does not account for more than 15% of the consolidated revenues of the Company, ADT Limited and the other Restricted Subsidiaries taken as a whole as of the date of the latest consolidated financial statements of ADT Limited.

       "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or purchase upon Change in Control, and whether by declaration of acceleration, Change in Control, call for purchase or otherwise.

       "New Bank Credit Agreement" means, collectively, the Amended and Restated Credit Agreement, dated as of April 14, 1997, among the Company, the Lenders named therein, and the Bank of Nova Scotia, as Agent, together with any related documents (including, without limitation, any guarantees or security documents) as in effect on the date hereof and as such Agreement (and such related documents) may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time, including any agreement extending the maturity of or refinancing or refunding all or any portion of the Indebtedness or increasing the amount to be borrowed under such agreement or any successor agreement, whether or not by or among the same parties.

       "Non-Guarantor" means all Restricted Subsidiaries of ADT Limited other than the Company and the Guarantors.

       "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or ADT Limited, as the case may be, and delivered to the Trustee.

       "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be acceptable to the Trustee.

       "Outstanding", when used with respect to the Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

       (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

       (ii) Securities, or portions thereof, for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities;

       (iii) Securities, except to the extent provided in Sections 1102 and 1103, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Eleven; and

       (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any Guarantor or any Affiliate of the Company or any Guarantor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Guarantor or any Affiliate of the Company or any Guarantor.

       "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any,
on) or interest on any Securities on behalf of the Company.

       "Permitted Non-Guarantor Indebtedness" means any of the following:

       (i) Indebtedness of any Non-Guarantor outstanding on the date hereof and Indebtedness under the Canadian Revolving Credit Lines;

       (ii) obligations of any Non-Guarantor pursuant to interest rate contracts designed to protect such Non-Guarantor against fluctuations in interest rates and exchange rates in respect of Indebtedness of such Non-Guarantor, to the extent the notional principal amount of such obligations does not exceed the aggregate principal amount of the Indebtedness to which such interest rate contracts relate;

       (iii) obligations of any Non-Guarantor pursuant to foreign exchange contracts designed to protect such Non-Guarantor against fluctuations in currency values and entered into in the ordinary course of business and not for purposes of speculation;

       (iv) Indebtedness of any Non-Guarantor owing to the Company or to ADT Limited or any of its Wholly Owned Restricted Subsidiaries; provided, however, that (A) any disposition, pledge or transfer of any such Indebtedness to a Person (other than to a Wholly Owned Restricted Subsidiary of ADT Limited) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause and (B) any transaction by which any Non-Guarantor that has any Indebtedness owing to another Restricted Subsidiary ceases to be a Restricted Subsidiary shall be deemed to be the incurrence of Indebtedness by such Non-Guarantor that is not permitted by this clause;

       (v) Indebtedness of any Non-Guarantor consisting of guarantees, indemnities, surety or performance bonds or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets;

       (vi) Indebtedness in respect of letters of credit, surety bonds and performance bonds provided in the ordinary course of business;

       (vii) any renewals, extensions, substitutions, refinancings or replacements of any Indebtedness described in the foregoing clauses (i) through (vi) so long as (A) the principal amount of any such new Indebtedness (including any unused or revolving commitment thereunder) does not exceed the principal amount (including any unused or revolving commitment) (or, if such Indebtedness provides for an amount less than the principal amount thereof to be payable upon acceleration, such lesser amount) so refinanced, plus the amount of any premium required to be paid under the terms of the instrument governing such Indebtedness being so refinanced or the amount of any premium reasonably determined by the Non-Guarantor as necessary to accomplish such refinancing through means of a tender offer or privately negotiated transaction, (B) if such Indebtedness is Subordinated Indebtedness, such new Indebtedness is made subordinate to the Securities at least to the same extent as the Indebtedness being refinanced and (C) such new Indebtedness has an Average Life to Stated Maturity and final Stated Maturity of principal that equals or exceeds the Average Life to Stated Maturity and final Stated Maturity of the Indebtedness being refinanced;

       (viii) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within two Business Days of its incurrence; and

       (ix) Indebtedness in addition to that permitted by clauses (i) through
      (viii) above, that, together with any other outstanding Indebtedness (including Attributable Debt) incurred pursuant to this clause (ix) has (without duplication) an aggregate principal amount not in excess of 10% of Consolidated Tangible Assets of ADT Limited at the date of incurrence.

       "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

       "Post-Merger Entity" means (i) any of Tyco and its Subsidiaries and
(ii) any other Subsidiary of ADT Limited created or acquired after the consummation of the merger between Tyco and Limited Apache, Inc., a Wholly-Owned Subsidiary of ADT Limited and a Massachusetts corporation, pursuant to the Agreement and Plan of Merger, dated as of March 17, 1997, among Tyco, Limited Apache, Inc. and ADT Limited.

       "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

       "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock whether now outstanding or issued after the date hereof, including, without limitation, all classes and series of preferred or preference stock.

       "Redeemable Capital Stock" means any Capital Stock of the Company, ADT Limited or any other Restricted Subsidiary that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) is or upon the happening of an event or passage of time would be required to be redeemed (for consideration other than shares of the common equity capital of ADT Limited) on or prior to the final Stated Maturity of the Securities, (ii) is redeemable at the option of the holder thereof (for consideration other than shares of the common equity capital of ADT Limited) at any time prior to such final Stated Maturity, or (iii) is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity.

       "Reference Banks" means each of The Chase Manhattan Bank and Midland Bank plc.

       "Regular Record Date" for the interest payable on any Interest Payment Date means the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

       "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office of the trustee including the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, with the direct responsibility for the administration of this Indenture on behalf of the Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

       "Restricted Subsidiary" means any Subsidiary of ADT Limited, including, without limitation, the Company, other than an Unrestricted Subsidiary.

       "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

       "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

       "Senior Subordinated Note Indenture" means the indenture dated as of August 4, 1993, as amended, among the Company, as issuer, ADT Limited, as guarantor, and The Bank of New York, as trustee, relating to the Company's 9-1/4% Senior Subordinated Notes due 2003, as such indenture may be amended or supplemented from time to time by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof.

       "Senior Subordinated Notes" means the 9-1/4% Senior Subordinated Notes due 2003 of the Company issued pursuant to the Senior Subordinated Note Indenture.

       "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

       "Stated Maturity", when used with respect to any Indebtedness or any installment of principal thereof or interest thereon, means the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of principal or interest is due and payable.

       "Subordinated Indebtedness" means Indebtedness of any Person that by its terms is subordinated in right of payment to other Indebtedness of such Person and shall be deemed to include Redeemable Capital Stock.

       "Subsidiary" means, with respect to any Person, any corporation of which, at the time of determination, such person, directly or indirectly through one or more Subsidiaries, owns more than 50% of the Voting Stock.

       "Subsidiary Guarantor" means any Guarantor that is a Restricted Subsidiary, other than a Restricted Subsidiary that is a direct or indirect parent of the Company.

       "Surviving Entity" has the meaning specified in Section 801 hereof.

       "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 905.

       "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.
       "Tyco" means Tyco International Limited, a Massachusetts corporation.

       "Unrestricted Subsidiary" means (a) any Post-Merger Entity and (b) any Subsidiary of ADT Limited that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (c) any Subsidiary of an Unrestricted Subsidiary. The
Board of Directors may designate any Subsidiary of ADT Limited (including any newly acquired or newly formed subsidiary) to be an Unrestricted Subsidiary if such Subsidiary of ADT Limited is a Subsidiary (a) no portion of the Indebtedness or any other obligation (contingent or otherwise) of which (i) is guaranteed by the Company, ADT Limited or any other Restricted Subsidiary,
(ii) is recourse to or obligates the Company, ADT Limited or any other Restricted Subsidiary in any way or (iii) subjects any property or asset of the Company, ADT Limited or any other Restricted Subsidiary, directly or indirectly, contingently or otherwise, to satisfaction thereof, (b) which has no Indebtedness or any other obligation that, if in default in any respect (including a non-payment default), would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company, ADT Limited or any other Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity, (c) with which the Company, ADT Limited or any other Restricted Subsidiary has no contract, agreement, arrangement, understanding or obligation of any kind, whether written or oral, other than a transaction on terms no less favorable to the Company, ADT Limited or any other Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company or ADT Limited, and (d) with which neither the Company, ADT Limited nor any other Restricted Subsidiary has any obligation
(i) to subscribe for additional shares of Capital Stock, or other equity interest therein, or (ii) to maintain or preserve such Restricted Subsidiary's financial condition or to cause such Restricted Subsidiary to achieve certain levels of operating results; provided, however, that in no event shall any Guarantor be deemed an Unrestricted Subsidiary. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that immediately after giving effect to such designation (A) any Indebtedness or Liens of such Unrestricted Subsidiary would be permitted to be incurred by such Restricted Subsidiary under this Indenture and (B) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustees by promptly filing with each of the Trustees a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions. A designation of an Unrestricted Subsidiary as a Restricted Subsidiary may not thereafter be rescinded.

       "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

       "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

       "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

       "Wholly Owned Restricted Subsidiary" means (i) a Subsidiary all the Capital Stock (other than directors' qualifying shares that are required under applicable law) of which is owned by ADT Limited or another Wholly Owned Restricted Subsidiary of ADT Limited and (ii) ADT Finance Inc., a Canadian corporation, if and only if and for so long as, the Capital Stock of ADT Finance Inc. consists entirely of Voting Stock, 100% of which is owned directly or indirectly by ADT Limited, and Non-Voting Exchangeable Shares, Series A, or any successor corporation of ADT Finance Inc. incorporated under the laws of Canada, provided that the Capital Stock of such successor shall consist entirely of Voting Stock, 100% of which is owned directly or indirectly by ADT Limited, and Finance Canada Preferred Stock.

       SECTION 102. Compliance Certificates and Opinions.

       Upon any application or request by the Company or ADT Limited, on its own behalf or on behalf of any Guarantor, to the Trustee to take any action under any provision of this Indenture, the Company or ADT Limited, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

       Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008(a)) shall include:

       (1) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

       (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

       (3) a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

       (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

       SECTION 103. Form of Documents Delivered to Trustee.

       In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

       Any certificate or opinion of an officer of the Company or any Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or such Guarantor stating that the information with respect to such factual matters is in the possession of the Company or such Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

       Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

       SECTION 104. Acts of Holders.

       (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or any Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and each Guarantor, if made in the manner provided in this Section.

       (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

       (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

       (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than 11 months after the record date.

       (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or any Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

       SECTION 105. Notices, etc., to Trustee, Company, Guarantors and Agent.

       Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

       (1) the Trustee by any Holder or by the Company or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
      Attention:  Corporate Trust Administration,

       (2) the Company or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or such Guarantor addressed to the Company or such Guarantor at the address of the Company's principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company or such Guarantor, or

       (3) the Agent by the Company, any Guarantor, the Trustee or any Holder shall be sufficient for any purpose hereunder if made, given, furnished or delivered, in writing to or with the Agent addressed to it c/o The Bank of Nova Scotia, Atlanta Agency, Suite 2700, 600 Peachtree Street N.E., Atlanta, Georgia 30308, Attention: ADT Operations Account Officer or at any other address previously furnished in writing to the Company and the Trustee by the Agent.

       SECTION 106. Notice to Holders; Waiver.

       Where this Indenture provides for notice of any event to Holders by the Company, any Guarantor or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

       In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

       SECTION 107. Effect of Headings and Table of Contents.

       The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       SECTION 108. Successors and Assigns.

       All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

       SECTION 109. Separability Clause.

       In case any provision in this Indenture or in the Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       SECTION 110. Benefits of Indenture.

       Nothing in this Indenture, the Securities or the Guarantees, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

       SECTION 111. Governing Law.

       This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

       SECTION 112. Legal Holidays.

       In any case where any Interest Payment Date, or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture, the Securities or the Guarantees) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Stated Maturity or Maturity, as the case may be.

       SECTION 113. No Recourse Against Others.

       A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or such Guarantor, as the case may be, under the Securities, this Indenture or the Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability.

       SECTION 114. Submission to Jurisdiction.

       The Company and each Guarantor irrevocably agree that any suit, action or proceeding against the Company or any Guarantor arising out of or based upon this Indenture, the Securities, the Guarantees or the public offering of the Securities may be instituted in any state or federal court in the Borough of Manhattan, The City of New York, New York, and irrevocably waive, to the extent they may lawfully do so, any objection which they may now or hereafter have to the laying of venue of any such suit, action or proceeding, and irrevocably submit to the nonexclusive jurisdiction of such courts in any suit, action or proceeding. The Company and each Guarantor hereby irrevocably appoint ADT, Inc., 1750 Clint Moore Road, P.O. Box 5035, Boca Raton, Florida 33431, as their Authorized Agent (the "Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or based on this Indenture, the Securities, the Guarantees or the public offering of the Securities which may be instituted in any state or federal court in the Borough of Manhattan, The City of New York, New York, and the Company and each Guarantor expressly consent to the jurisdiction of any such court in respect of any such suit, action or proceeding, and waive any other requirements of or objections to personal jurisdiction with respect thereto. The Company and each Guarantor represent and warrant that the Authorized Agent has agreed to act as said agent for service of process, and the Company and each Guarantor agree to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or any Guarantor shall be deemed, in every respect, effective service of process upon the Company or such Guarantor. The foregoing does not limit any right of the Trustee or any Holder of a Security to institute any suit, action or proceeding in any other court of competent jurisdiction.


                                  ARTICLE TWO

                                SECURITY FORMS

       SECTION 201. Forms Generally.

       The Securities, the Guarantees and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Guarantees, as evidenced by their execution of the Securities or Guarantees. Any portion of the text of any Security or Guarantee may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security or Guarantee.

       The definitive Securities and Guarantees shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

       SECTION 202. Form of Face of Security.

                             ADT OPERATIONS, INC.

                          8-1/4% Senior Note due 2000

No.____________________                                 $____________________

       ADT Operations, Inc., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
           or registered assigns, the principal sum of                Dollars
on August 1, 2000 at the office or agency of the Company referred to below, and to pay interest thereon on February 1, 1994 and semi-annually thereafter, on February 1 and August 1 in each year, from August 4, 1993, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 8-1/4% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by transfer to an account maintained by the payee located in the United States.

       Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       This Security is entitled to the benefits of the Guarantees issued by each Guarantor of the punctual payment when due of the Guaranteed Obligations made in favor of the Trustee for the benefit of the Holder. Reference is hereby made to Article Twelve of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of the Guarantors, the Trustee and the Holders.

       Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

      Dated:                                    ADT OPERATIONS, INC.

          [SEAL]                                By____________________________
Attest:_________________________
        Authorized Signature


       SECTION 203. Form of Reverse of Security.

       This Security is one of a duly authorized issue of securities of the Company designated as its 8-1/4% Senior Notes due 2000 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $250,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of August 4, 1993 between the Company, as issuer, ADT Limited, ADT General Holdings, Inc., Inc., ADT Security Services, Inc., ADT Security Systems, West, Inc., ADT Automotive Holdings, Inc., ADT Automotive, Inc., AA Property Holdings Inc., ADT Investments, Inc., AAAA Dealers Services Inc., ADT Business Holdings, Inc., ADT Property Holdings, Inc., ADT Security Systems Manufacturing, Inc., Mid-Atlantic Security, Inc., ADT Automotive Services Inc., Auction Transport Inc., British Car Auctions Inc., CCTC International, Inc., ADT Specialty Auctions, Inc., Flying Lion Inc. and Tri-City Auto Auction, Inc., as guarantors, and The Chase Manhattan Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as amended and restated as of _____, 1997 (herein called the "Indenture") to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

       Upon the occurrence of a Change in Control, the Holder of this Security may require the Company, subject to certain limitations provided in the Indenture, to repurchase this Security at a purchase price in cash in an amount equal to 101% of the principal amount thereof plus accrued and unpaid interest.

       If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

       The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

       No reference herein to the Indenture and no provision of this Security, the Guarantee endorsed hereon or the Indenture shall alter or impair the obligation of the Company or any Guarantor (in the event any Guarantor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

       As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

       The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

       No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to the time of due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantors, the Trustee nor any agent shall be affected by notice to the contrary.

       All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

       SECTION 204. Form of Trustee's Certificate of Authentication.

       The Trustee's certificate of authentication shall be in substantially the following form:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

       This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                                       THE CHASE MANHATTAN BANK,
                                               as Trustee

                                             By_______________________________
                                                  Authorized Officer

       SECTION 205. Form of Guarantee.

       The form of Guarantee shall be set forth on the Securities substantially as follows:

                                   GUARANTEE

       For value received, each of the undersigned hereby irrevocably and unconditionally guarantees, jointly and severally, on a senior basis to the Holder of this Security and to the Trustee, on behalf of the Holder, (i) the due and punctual payment of the principal of and interest on this Security, when and as the same shall become due and payable, whether at Stated Maturity or purchase upon Change in Control, and whether by declaration of acceleration, Change in Control, call for purchase or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on this Security, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holder of this Security or the Trustee all in accordance with the terms of this Security and the Indenture and (ii) in the case of any extension of time of payment or renewal of this Security or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at Stated Maturity or purchase upon Change in Control, and whether by declaration of acceleration, Change in Control, call for purchase or otherwise (the obligations in clauses (i) and (ii) hereof being the "Guaranteed Obligations"). This Guarantee will not be valid or obligatory for any purpose until the Trustee duly executes the certificate of authentication on the Security upon which this Guarantee is endorsed.


Dated:

[SEAL]                                       ADT LIMITED,
                                             a Bermuda company

Attest:__________________________            By_______________________________
        Authorized Signature



[SEAL]                                       ADT GENERAL HOLDINGS, INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature




[SEAL]                                       ADT SECURITY SERVICES, INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature



[SEAL]                                       ADT SECURITY SYSTEMS, WEST, INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature


[SEAL]                                       ADT AUTOMOTIVE HOLDINGS, INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature


[SEAL]                                       ADT AUTOMOTIVE, INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature




[SEAL]                                       AA PROPERTY HOLDINGS, INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature




[SEAL]                                       ADT INVESTMENTS, INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature




[SEAL]                                       AAAA DEALERS SERVICES INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature



[SEAL]                                      ADT BUSINESS HOLDINGS, INC.,
                                              a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature



[SEAL]                                       ADT PROPERTY HOLDINGS, INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature



[SEAL]                                       ADT SECURITY SYSTEMS,
                                               MANUFACTURING, INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature



[SEAL]                                       MID-ATLANTIC SECURITY, INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature



[SEAL]                                       ADT AUTOMOTIVE SERVICES INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature



[SEAL]                                      AUCTION TRANSPORT INC.,
                                              a Missouri corporation

Attest:__________________________            By_______________________________
        Authorized Signature



[SEAL]                                       BRITISH CAR AUCTIONS INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature



[SEAL]                                       CCTC INTERNATIONAL, INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature




[SEAL]                                       ADT SPECIALTY AUCTIONS, INC.,
                                               a Michigan corporation

Attest:__________________________            By_______________________________
        Authorized Signature




[SEAL]                                       FLYING LION INC.,
                                               a Delaware corporation

Attest:__________________________            By_______________________________
        Authorized Signature




[SEAL]                                       TRI-CITY AUTO AUCTION, INC.,
                                               a Washington corporation

Attest:__________________________            By_______________________________
        Authorized Signature




[SEAL]                                       [LIST ADDITIONAL GUARANTORS AND
                                               JURISDICTIONS OF INCORPORATION]

Attest:__________________________            By_______________________________
        Authorized Signature


                                 ARTICLE THREE

                                THE SECURITIES

       SECTION 301. Title and Terms.

       The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $250,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1010.

       The Securities shall be known and designated as the "8-1/4% Senior Notes due 2000" of the Company. Their Stated Maturity shall be August 1, 2000, and they shall bear interest at the rate of 8-1/4% per annum from August 4, 1993, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on February 1, 1994 and semi-annually thereafter on February 1 and August 1 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

       The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

       SECTION 302. Denominations.

       The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

       SECTION 303. Execution, Authentication, Delivery and Dating.

       The Securities shall be executed on behalf of the Company by its Chairman, its President or a Vice President, under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

       Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

       At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

       Each Security shall be dated the date of its authentication.

       No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

       In case the Company or any Guarantor, pursuant to Article Eight, shall be consolidated, amalgamated or merged with or into any other Person or shall be continued or redomesticated under the laws of a jurisdiction other than Bermuda or shall convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation or amalgamation, or surviving such merger, continuance or redomestication, or into which the Company or such Guarantor shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, amalgamation, merger, continuance, redomestication, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

       SECTION 304. Temporary Securities.

       Pending the preparation of definitive Securities, the Company may execute, the Guarantors may endorse Guarantees on, and upon Company Order the Trustee shall authenticate and deliver temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

       If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, the Guarantors shall endorse Guarantees on, and upon Company Order the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

       SECTION 305. Registration, Registration of Transfer and Exchange.

       The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

       Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, the Guarantors shall endorse Guarantees on, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount.

       At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, the Guarantors shall endorse Guarantees on, and the Trustee shall authenticate and deliver the Securities which the Holder making the exchange is entitled to receive.

       All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

       Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

       No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1010 not involving any transfer.

       SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

       If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, the Guarantors shall endorse a Guarantee on and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

       In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

       Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

       Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantors, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

       The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

       SECTION 307. Payment of Interest; Interest Rights Preserved.

       Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to
Section 1002; provided, however, that each installment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Security Register or
(ii) transfer to an account maintained by the payee located in the United
States.

       Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

           (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

       Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

       SECTION 308. Persons Deemed Owners.

       Prior to the due presentment of a Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, any Guarantor, the Trustee or any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

       SECTION 309. Cancellation.

       All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee.
If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

       SECTION 310. Computation of Interest.

       Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

       SECTION 311. Designation as Senior Indebtedness.

       The Company hereby confirms the designation of the Securities as "Senior Indebtedness" for the purposes of the Senior Subordinated Note Indenture.

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

       SECTION 401. Satisfaction and Discharge of Indenture.

       This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

            (1)  either

                 (a) all Securities theretofore authenticated and delivered
            (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
            Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                 (b) all such Securities not theretofore delivered to the
            Trustee for cancellation

                      (i) have become due and payable, or

                      (ii) will become due and payable at their Stated
                  Maturity within one year,

            and the Company in the case of (i) or (ii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

           (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

           (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (i) all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute a default hereunder or under any other material agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound.

       Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantors to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause
(b) of clause (1) of this Section, the obligations of the Trustee under
Section 402 and the last paragraph of Section 1003 shall survive.

       SECTION 402. Application of Trust Money.

       Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE FIVE

                                   REMEDIES

       SECTION 501. Events of Default.

       "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (1) default in the payment of any interest on any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

           (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

           (3) (i) default in the performance, or breach, of any covenant or warranty of the Company, ADT Limited or any of the other Restricted Subsidiaries in this Indenture (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with elsewhere in paragraphs (1) or (2) of this Section 501 or in clauses
      (ii) and (iii) of this paragraph (3)), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach; (ii) default in the performance or breach of the provisions of Article Eight hereof; or (iii) the Company shall have failed to make or consummate a Change in Control Offer in accordance with the provisions of Section 1010 hereof; or

           (4) (i) there shall have occurred one or more defaults by the Company, ADT Limited or any of the other Restricted Subsidiaries in the payment of the principal of (or premium, if any, on)
      Indebtedness aggregating $15,000,000 or more when the same becomes due and payable at its final maturity or (ii) Indebtedness of the Company, ADT Limited or any of the other Restricted Subsidiaries aggregating $15,000,000 or more shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment or prepayments in respect of asset sales, excess cash flow or new financings), including amounts declared due and payable by virtue of any demand for cash collateralization, aggregating $15,000,000 or more, of any letter of credit prior to its final maturity; or

           (5) any Person entitled to take the actions described in this
      Section 501(5), after the occurrence of any event of default under any agreement or instrument evidencing any Indebtedness in excess of $15,000,000 in the aggregate (which, in the case of interest rate contracts or exchange rate contracts, shall be deemed to be the net Indebtedness outstanding under such contract on the date or during any period during which any action described in this Section 501(5) is taken) of the Company, ADT Limited or any of the other Restricted Subsidiaries, shall notify the Trustee of the intended sale or disposition of any assets of the Company, ADT Limited or any of the other Restricted Subsidiaries that have been pledged to or for the benefit of such Person to secure such Indebtedness or shall commence proceedings, or take any action (including by way of set-off) to retain in satisfaction of any Indebtedness, or to collect on, seize, dispose of or apply, any such assets of the Company, ADT Limited or any of the other Restricted Subsidiaries (including funds on deposit or held pursuant to lock-box and other similar arrangements), pursuant to the terms of any agreement or instrument evidencing any such Indebtedness of the Company, ADT Limited or any such other Restricted Subsidiary or in accordance with applicable law; or

           (6) final judgments or orders rendered against the Company, ADT Limited or any of the other Restricted Subsidiaries that require the payment in money, either individually or in an aggregate amount, of more than $15,000,000 (net of amounts covered by insurance) and either (i) an enforcement proceeding shall have been commenced by any creditor upon such judgment or order or (ii) there shall have been a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, was not in effect; or

           (7) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company, ADT Limited or any other Material Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, ADT Limited or any other Material Restricted Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, ADT Limited or any other Material Restricted Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

           (8) the institution by the Company, ADT Limited or any other Material Restricted Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, ADT Limited or any other Material Restricted Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

           (9) any Guarantee shall for any reason cease to be, or be asserted in writing by any Guarantor thereof or the Company not to be, in full force and effect, and enforceable in accordance with its terms (other than by reason of the termination of this Indenture or the release of any such Guarantee in accordance with this Indenture); provided, however, that if the Company or any Guarantor asserts in writing that any Guarantee is not in full force and effect and enforceable in accordance with its terms, such assertion shall not constitute an Event of Default for purposes of this paragraph (10) if
      (x) such written assertion is accompanied by an Opinion of Counsel to the effect that, as a matter of law, the defect or defects rendering such Guarantee unenforceable can be remedied within 10 days of the date of such assertion, (y) the Company or such Guarantor delivers an Officers' Certificate to the effect that the Company or such Guarantor represents that such defect or defects shall be so remedied within such 10-day period, and (z) such defect or defects are in fact so remedied within such 10-day period.

       SECTION 502. Acceleration of Maturity; Rescission and Annulment.

       If an Event of Default (other than an Event of Default specified in Section 501(7) or 501(8)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Securities Outstanding may declare all unpaid principal of (and premium, if any, on) and any accrued interest on all the Securities to be due and payable immediately, by a notice in writing to the Company and, if the New Bank Credit Agreement is in effect, to the Agent (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become due and payable immediately. If an Event of Default specified in Section 501(7) or 501(8) occurs and is continuing, then the principal amount of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

       At any time after a declaration of acceleration has been made but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of at least a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

           (1) the Company has paid or deposited with the Trustee a sum sufficient to pay,

               (A) all overdue interest on all Outstanding Securities,

               (B) the principal of (and premium, if any, on) any Outstanding
            Securities which have become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities,

               (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

           (2) all Events of Default, other than the non-payment of amounts of principal of the Securities that have become due solely by such declaration of acceleration, have been cured or waived as provided in
      Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon. Upon a determination by the Company that the New Bank Credit Agreement is no longer in effect, the Company shall promptly give to the Trustee written notice thereof, which notice shall be countersigned by the Agent. Unless and until the Trustee shall have received such written notice with respect to the New Bank Credit Agreement, the Trustee, subject to the TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that the New Bank Credit Agreement is in effect (unless a Responsible Officer of the Trustee shall have actual knowledge to the contrary).

       SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

       The Company and each Guarantor covenant that if

           (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

           (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company and such Guarantor will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

       If the Company or any Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or such Guarantor and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or such Guarantor, wherever situated.

       If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, including, without limitation, seeking recourse against any Guarantor pursuant to the terms of its Guarantee, or to enforce any other proper remedy.

       SECTION 504. Trustee May File Proofs of Claim.

       In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any Guarantor or the property of the Company or any Guarantor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or any Guarantor for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

           (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

           (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

       Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

       SECTION 505. Trustee May Enforce Claims Without Possession of
Securities.

       All rights of action and claims under this Indenture, the Securities and the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

       SECTION 506. Application of Money Collected.

       Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           FIRST:  To the payment of all amounts due the Trustee under
      Section 606;

           SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on,) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

           THIRD: The balance, if any, to the Person or Persons entitled thereto.

       SECTION 507. Limitation on Suits.

       No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

           (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

           (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

           (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

           (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

           (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

       SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

       Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Eleven) and in such Security of the principal of (and premium, if any, on) and (subject to Section 307) interest on, such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

       SECTION 509. Restoration of Rights and Remedies.

       If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

       SECTION 510. Rights and Remedies Cumulative.

       Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

       SECTION 511. Delay or Omission Not Waiver.

       No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

       SECTION 512. Control by Holders.

       The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

           (1) such direction shall not be in conflict with any rule of law or with this Indenture,

           (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

           (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

       SECTION 513. Waiver of Past Defaults.

       The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

           (1) in respect of the payment of the principal of (or premium, if any, on) or interest on any Security, or

           (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

       Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

       SECTION 514. Waiver of Stay or Extension Laws.

       The Company and each Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and each Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

       SECTION 601. Notice of Defaults.

       Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security or in the payment of any sinking fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in clause (i) of Section 501(3) no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

       SECTION 602. Certain Rights of Trustee.

       Subject to the provisions of TIA Sections 315(a) through 315(d):

           (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the board of directors of the Company may be sufficiently evidenced by a Board Resolution;

           (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

           (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

           (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

           (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or any Guarantor, personally or by agent or attorney at the cost of the Company or such Guarantor and shall not incur by reason of such inquiry or investigation any obligation or responsibility of any kind other than those imposed by or pursuant to this Indenture;

           (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

           (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

           (9) the Trustee shall not be deemed to have knowledge of the occurrence of a Change in Control or of the fact that the amount of Excess Proceeds equals or exceeds $20,000,000 until the Trustee receives written notice thereof as required by this Indenture.

       The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

       SECTION 603. Trustee Not Responsible for Recitals or Issuance of Securities.

       The recitals contained herein, in the Securities and in the Guarantees, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company and each Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Securities or the Guarantees, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

       SECTION 604. May Hold Securities.

       The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

       SECTION 605. Money Held in Trust.

       Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

       SECTION 606. Compensation and Reimbursement.

       The Company and each Guarantor agree:

           (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses (including, without limitation, expenses incurred in connection with notices or other communications to the Holders as required hereunder), disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

           (3) to indemnify the Trustee, and its officers, directors, employees and agents, for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

       The obligations of the Company and the Guarantors under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company and the Guarantors, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Securities.

       SECTION 607. Corporate Trustee Required; Eligibility.

       There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

       SECTION 608. Resignation and Removal; Appointment of Successor.

       (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

       (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

       (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

       (d) If at any time:

           (1) the Trustee shall fail to comply with the provisions of TIA
      Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

           (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

       (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

       (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

       SECTION 609. Acceptance of Appointment by Successor.

       Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company and each Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

       No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

       SECTION 610. Merger, Conversion, Consolidation or Succession to
Business.

       Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

       SECTION 701. Disclosure of Names and Addresses of Holders.

       Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantors and the Trustee that none of the Company, the Guarantors or the Trustee or any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

       SECTION 702. Reports by Trustee.

       Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

       SECTION 703. Reports by Company and the Guarantors.

       The Company and each Guarantor shall:

           (1) file with the Trustee, within 15 days after the Company or such Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or such Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company or such Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

           (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or such Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

           (3) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company or such Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

       SECTION 801. ADT Limited or Any Restricted Subsidiary May Consolidate, etc. Only on Certain Terms.

       ADT Limited shall not consolidate or amalgamate with or merge with or into any other Person or, directly or indirectly, sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of affiliated Persons, or permit any of the Restricted Subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in the sale, conveyance, assignment, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company, ADT Limited and the other Restricted Subsidiaries on a consolidated basis, to any Person or group of affiliated Persons, unless (and, in the case of certain mergers, consolidations or amalgamations of ADT Limited with or into any other Person, subject to Section 802 hereof):

           (1) either (A) the Company, ADT Limited or such other Restricted Subsidiary shall be the continuing corporation or (B) such Person (if other than the Company, ADT Limited or such other Restricted Subsidiary) formed by such consolidation or amalgamation or into which the Company, ADT Limited or such other Restricted Subsidiary is amalgamated or merged or the Person which acquires by sale, conveyance, assignment, transfer, lease or other disposition all or substantially all of the properties and assets of the Company, ADT Limited and the other Restricted Subsidiaries (the "Surviving Entity") shall be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia except that in the case of ADT Limited or any Restricted Subsidiary (other than the Company or any Restricted Subsidiary of the Company), the Surviving Entity may be a corporation duly organized and validly existing under the laws of Bermuda, Canada, the United Kingdom or any political subdivision thereof and shall, in either case, expressly assume, by supplemental indenture to this Indenture, executed and delivered by the Trustee, in form satisfactory to the Trustee, all the obligations of the Company, ADT Limited or such other Restricted Subsidiary under the Securities and this Indenture and this Indenture shall remain in full force and effect;

           (2) immediately before and immediately after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing (and treating any Indebtedness that becomes an obligation of the Company, ADT Limited or any other Restricted Subsidiary in connection with or as a result of such transaction as having been incurred at the time of such transaction);

           (3) immediately after giving effect to such transaction, the Consolidated Net Worth of ADT Limited, if the Company, ADT Limited or any other Restricted Subsidiary is the continuing corporation, or the Surviving Entity is at least equal to the Consolidated Net Worth of ADT Limited immediately before such transaction;

           (4) each Guarantor, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person's obligations under the Securities; and

           (5) the Company and ADT Limited shall have delivered, or caused to be delivered, to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that this Section 801 has been complied with and that all conditions precedent herein provided for relating to such transaction have been satisfied.

Notwithstanding anything contained in this Section 801, the Company and any Surviving Entity of the Company shall at all times be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia.

       SECTION 802. ADT Limited May Amalgamate, Redomesticate, etc., Only on Certain Terms.

       ADT Limited may (a) amalgamate with or merge with or into a newly-formed corporation having no assets or liabilities, which amalgamation or merger shall be solely for the purpose of reincorporating ADT Limited under the laws of Canada, the United Kingdom or other political subdivision thereof or the United States of America, any state thereof or the District of Columbia or (b) continue, redomesticate or otherwise become subject to the laws of a jurisdiction other than Bermuda, to the same extent as if it had been incorporated in such jurisdiction, provided that in the case of clauses (a) and (b) above:

           (1) the Surviving Entity shall be a corporation duly organized and validly existing under the laws of Canada, the United Kingdom or political subdivision thereof or the United States of America, any state thereof or the District of Columbia and shall, in either case, expressly assume, by supplemental indenture to this Indenture, executed and delivered by the Trustee, in form satisfactory to the Trustee, all the obligations of ADT Limited under the Securities and this Indenture and this Indenture shall remain in full force and effect;

           (2) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing (and treating any Indebtedness that becomes an obligation of the Company, ADT Limited or any other Restricted Subsidiary in connection with or as a result of such transaction as having been incurred at the time of such transaction);

           (3) immediately after giving effect to such transaction, the Consolidated Net Worth of the Surviving Entity is at least equal to the Consolidated Net Worth of ADT Limited immediately before such transaction less customary and reasonable transaction costs;

           (4) each Guarantor, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person's obligations under the Securities; and

           (5) the Surviving Entity shall have delivered, or caused to be delivered, to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that this Section 802 has been complied with and that all conditions precedent herein provided for relating to such transaction have been satisfied.

       SECTION 803. Successor Substituted.

       Upon any consolidation or amalgamation of ADT Limited or consolidation of the Company or any Guarantor with or merger of the Company or any Guarantor with or into any other corporation, or any continuance or redomestication of ADT Limited in a jurisdiction other than Bermuda, or upon any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company, ADT Limited and the other Restricted Subsidiaries to any Person in accordance with Section 801 or 802, the successor Person formed by such consolidation, amalgamation, continuance or redomestication or into which the Company or such Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor under this Indenture, the Securities and the Guarantees, as the case may be, with the same effect as if such successor Person had been named as the Company or such Guarantor, as the case may be, herein, in the Securities or in the Guarantees, as the case may be, and in the event of any such conveyance or transfer, the Company or such Guarantor (which terms shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture, any Guarantor on the date hereof or any successor Person which shall theretofore become such in the manner described in Section 801 or 802), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture, the Securities and the Guarantees, as the case may be, and may be dissolved and liquidated.

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

       SECTION 901. Supplemental Indentures Without Consent of Holders.

       Without the consent of any Holders, the Company and the Guarantors, when each is authorized by a Board Resolution adopted by their respective boards of directors or any duly authorized committee thereof, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, or agreements or other instruments with respect to the Guarantees, in form satisfactory to the Trustee, for any of the following purposes:

           (1) to evidence the succession of another Person to the Company or any Guarantor and the assumption by any such successor of the covenants of the Company or any Guarantor contained herein, in the Securities or in the Guarantees; or

           (2) to add to the covenants of the Company or any Guarantor for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or any Guarantor; or

           (3) to add any additional Events of Default; or

           (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of
      Section 609; or

           (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders in any material respect; or

           (6) to add a guarantor of the Guaranteed Obligations; or

           (7) to secure the Securities pursuant to any relevant provision under the Indenture.

       SECTION 902. Supplemental Indentures with Consent of Holders.

       With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company and the Guarantors, when each is authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

           (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof, or

           (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

           (3) modify any of the provisions of this Section or Sections 513 and 1021, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

           (4) modify any of the provisions of this Indenture relating to a Change in Control in a manner adverse to the Holders of the Outstanding Securities.

       It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

       SECTION 903. Execution of Supplemental Indentures.

       In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

       SECTION 904. Effect of Supplemental Indentures.

       Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

       SECTION 905. Conformity with Trust Indenture Act.

       Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

       SECTION 906. Reference in Securities to Supplemental Indentures.

       Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

       SECTION 907. Notice of Supplemental Indentures.

       Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                  ARTICLE TEN

                                   COVENANTS

       SECTION 1001. Payment of Principal, Premium, if any, and Interest.

       The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

       SECTION 1002. Maintenance of Office or Agency.

       The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

       The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

       SECTION 1003. Money for Security Payments to Be Held in Trust.

       If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

       Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any, on), or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

       The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

           (1) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

           (2) give the Trustee notice of any default by the Company or any Guarantor in the making of any payment of principal (and premium, if any) or interest; and

           (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

       The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

       Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

       SECTION 1004. Corporate Existence.

       Subject to Article Eight, the Company and ADT Limited will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company, ADT Limited and each other Restricted Subsidiary; provided, however, that the Company and ADT Limited shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, ADT Limited and the other Restricted Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

       SECTION 1005. Payment of Taxes and Other Claims.

       The Company and ADT Limited will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company, ADT Limited or any other Subsidiary or upon the income, profits or property of the Company, ADT Limited or any other Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company, ADT Limited or any other Restricted Subsidiary; provided, however, that the Company and ADT Limited shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

       SECTION 1006. Maintenance of Properties.

       The Company and ADT Limited will cause all properties owned by the Company, ADT Limited or any other Restricted Subsidiary or used or held for use in the conduct of the business of the Company, ADT Limited or any other Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company and ADT Limited may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company and ADT Limited from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company and ADT Limited, desirable in the conduct of the business of the Company, ADT Limited or any other Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

       SECTION 1007. Insurance.

       The Company and ADT Limited will at all times keep all of the properties of the Company, ADT Limited and the other Restricted Subsidiaries which are of an insurable nature insured with insurers, believed by the Company and ADT Limited to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties.

       SECTION 1008. Statement by Officers As to Default.

       (a) Each of ADT Limited and the Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from its principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of compliance by the Company, ADT Limited and the other Subsidiaries with all conditions and covenants applicable to the Company, ADT Limited and the other Subsidiaries under this Indenture. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

       (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company, ADT Limited or any other Restricted Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $15,000,000), the Company or ADT Limited shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

       SECTION 1009. Provision of Financial Statements.

       Whether or not ADT Limited is subject to Section 13(a) or 15(d) of the Exchange Act, ADT Limited will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents that ADT Limited would have been required to file with the Commission pursuant to such Sections 13(a) or 15(d) if ADT Limited were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which ADT Limited would have been required so to file such documents if ADT Limited were so subject. The Company will also in any event (x) within 15 days of each Required Filing Date
(i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents that ADT Limited would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if ADT Limited were subject to such Sections and (y) if filing such documents by ADT Limited with the Commission is not permitted under the Exchange Act, promptly upon written request, authorize the Trustee to provide a copy of such documents to a prospective holder of the Securities at the Company's cost.

       SECTION 1010. Purchase of Securities upon Change in Control.

       (a) Upon the occurrence of a Change in Control, each Holder of Securities shall have the right to require the Company to repurchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price (the "Change in Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities plus accrued and unpaid interest, if any, to the date of purchase, in accordance with the procedures set forth in this Section 1010 (a "Change in Control Offer").

       (b) Within 30 days following any Change in Control, the Company shall send by first-class mail, postage prepaid, to the Trustee and to each Holder of the Securities, at his address appearing in the Security Register, a notice stating:

           (1) that a Change in Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Change in Control Purchase Price;

           (2) the circumstances and relevant facts regarding such Change in Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change in Control);

           (3) a purchase date (the "Purchase Date") which shall be no earlier than 45 days nor later than 60 days from the date such notice is mailed or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act;

           (4) that any Security not tendered will continue to accrue interest; and

           (5) the instructions a Holder must follow in order to have its Securities repurchased in accordance with paragraph (d) of this Section.

       (c) Holders electing to have Securities purchased will be required to surrender such Securities to the Company at the address specified in the notice at least five Business Days prior to the Purchase Date. Holders will be entitled to withdraw their election if the Company receives, not later than five Business Days prior to the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Securities purchased. Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

       (d) The Company will comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change in Control Offer.

       [SECTIONS 1011-1020 intentionally omitted.]

       SECTION 1021. Waiver of Certain Covenants.

       The Company and each Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in Section 804, Sections 1007 through 1009, inclusive, or Sections 1011 through 1020, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and each Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                ARTICLE ELEVEN

                      DEFEASANCE AND COVENANT DEFEASANCE

       SECTION 1101. Company's Option to Effect Defeasance or Covenant
Defeasance.

       The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1102 or Section 1103 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Eleven.

       SECTION 1102. Defeasance and Discharge.

       Upon the Company's exercise under Section 1101 of the option applicable to this Section 1102, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1104 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1105 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1104 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Eleven. Subject to compliance with this Article Eleven, the Company may exercise its option under this
Section 1102 notwithstanding the prior exercise of its option under Section 1103 with respect to the Securities.

       SECTION 1103. Covenant Defeasance.

       Upon the Company's exercise under Section 1101 of the option applicable to this Section 1103, the Company and the Guarantors shall be released from their obligations under any covenant contained in Section 801(3), Section 802(3) and in Sections 1007 through 1010 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 501(3), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

       SECTION 1104. Conditions to Defeasance or Covenant Defeasance.

       The following shall be the conditions to application of either Section 1102 or Section 1103 to the Outstanding Securities:

           (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Eleven applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. dollars in an amount, or
      (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any, on) and interest on the Outstanding Securities on the Stated Maturity of such principal (and premium, if any) or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities.

           (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (7) and (8) of Section 501 hereof are concerned, at any time during the period ending on the 91st or 367th day, as the case may be, after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

           (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound.

           (4) In the case of an election under Section 1102, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

           (5) In the case of an election under Section 1103, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

           (6) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1102 or the covenant defeasance under Section 1103 (as the case may be) have been complied with.

           (7) The Company shall have delivered to the Trustee an Opinion of Counsel stating that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; provided, however, that if counsel determines that it cannot deliver such opinion as a matter of law, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 367th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

           (8) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities or the Guarantees endorsed thereon over the other creditors of the Company or any Guarantor or with the intent of hindering, delaying or defrauding creditors of the Company or any Guarantor.

Reference in paragraph (2) above to the number of days shall mean the 91st day if the Opinion of Counsel referred to in paragraph (7) above refers to the 91st day and shall mean the 367th day if the Opinion of Counsel referred to in paragraph (7) above refers to the 367th day.

       SECTION 1105. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

       Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 1105, the "Trustee") pursuant to Section 1104 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

       The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1104 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

       Anything in this Article Eleven to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1104 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

       SECTION 1106. Reinstatement.

       If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1105 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and each Guarantor's obligations under this Indenture, the Securities and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section 1102 or 1103, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1105; provided, however, that if the Company makes any payment of principal of (or premium, if any, on) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                ARTICLE TWELVE

                                   GUARANTEE

       SECTION 1201. Guarantee.

       Subject to the provisions of this Article Twelve, each Guarantor hereby irrevocably and unconditionally guarantees, jointly and severally, on a senior basis to each Holder and to the Trustee, on behalf of the Holders, (i) the due and punctual payment of the principal of and interest on each Security, when and as the same shall become due and payable, whether at Stated Maturity or purchase upon Change in Control, and whether by declaration of acceleration, Change in Control, call for purchase or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of such Security and this Indenture and (ii) in the case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at Stated Maturity or purchase upon Change in Control, and whether by declaration of acceleration, Change in Control, call for purchase or otherwise (the obligations in clauses (i) and (ii) hereof being the "Guaranteed Obligations"). Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Holders or the Trustee under the Securities and the Indenture but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company. The Guarantors hereby agree that their obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto, by any Guaranteed Party or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of the Company or a surety or guarantor. The Guarantors hereby waive diligence, presentment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever (except as specified above), and covenant that this Guarantee will not be discharged as to any such Security except by payment in full of the Guaranteed Obligations and as provided in Sections 401, 1102 and 1207. Each Guarantor further agrees that, as between such Guarantor and the Guaranteed Parties, (i) the maturity of the Guaranteed Obligations may be accelerated as provided in Article Five for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article Five, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article Five, the Trustee shall promptly make a demand for payment on the Securities under each Guarantee provided for in this Article Twelve and not discharged.

       Each Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Indenture, or any other document or instrument including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Guaranteed Parties against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Guaranteed Parties, and shall forthwith be paid to the Trustee. Each Guarantor acknowledges that it will receive direct and indirect benefits from the issuance of the Securities and that the waiver set forth in this paragraph is knowingly made in contemplation of such benefits.

       SECTION 1202. Obligations of the Guarantors Unconditional.

       Nothing contained in this Article Twelve, elsewhere in this Indenture or in any Security or in the Guarantee is intended to or shall impair, as between the Guarantors and the Holders, the obligation of the Guarantors, which obligations are independent of the obligations of the Company under the Securities and this Indenture and are absolute and unconditional, to pay to the Holders the Guaranteed Obligations as and when the same shall become due and payable in accordance with the provisions of this Guarantee and this Indenture, or is intended to or shall affect the relative rights of the Holders and creditors of the Guarantors, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture. Each payment to be made by any Guarantor hereunder in respect of the Guaranteed Obligations shall be payable in the currency or currencies in which such Guaranteed Obligations are denominated.

       SECTION 1203. Execution of Guarantee.

       To evidence its obligations under this Article Twelve, each Guarantor hereby agrees to execute a guarantee substantially in the form set forth in
Section 205 hereof, to be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of the Guarantors by their respective Chairmen of the Board, Presidents or Vice Presidents, under their corporate seals reproduced thereon attested by their respective Secretaries or Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Each Guarantor hereby agrees that its Guarantee set forth in this Article Twelve shall remain in full force and effect notwithstanding any failure to endorse such Guarantee on any Security.

       If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates a Security on which this Guarantee is endorsed, the Guarantee shall be valid nevertheless.

       SECTION 1204. Ranking of Guarantee.

       Each Guarantor covenants and agrees, and each Holder of a Security by his acceptance thereof likewise covenants and agrees, that each Guarantee will be an unsecured senior obligation of the Guarantor issuing such Guarantee, ranking pari passu in right of payment with all other existing and future Guarantor Senior Indebtedness.

       SECTION 1205. Withholding.

       All payments made by a Guarantor with respect to the Guarantees will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Bermuda or any other country (other than the United States) or any political subdivision thereof or any authority therein or thereof, having power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges is then required by law. In the event that Bermuda or any other country (other than the United States) or any political subdivision thereof or any authority therein or thereof, imposes any such withholding or deduction on (i) any payments made by a Guarantor with respect to the Guarantees or (ii) any net proceeds on the sale to or exchange with any Guarantor of the Securities, such Guarantor will pay such additional amounts (the "Additional Amounts") as may be necessary in order that the net amounts received in respect of such payments or sale or exchange by the Holders of the Securities or the Trustee, as the case may be, after such withholding or deduction shall equal the respective amounts that would have been received in respect of such payments or sale or exchange in the absence of such withholding or deduction; except that no such Additional Amounts shall be payable with respect to any Security held by or on behalf of a holder who is liable for such taxes, duties, assessments or governmental charges in respect of such Security by reason of his being a citizen or resident of, or carrying on a business in, Bermuda or the country of residence of any Guarantor. Notwithstanding the foregoing, a Guarantor making a payment on the Securities pursuant to the Guarantee shall not be required to pay any Additional Amounts if (i) the beneficial holder of a Security receives by certified mail (evidenced by a return receipt signed by such beneficial holder) (A) written notice from such Guarantor no less than 60 days in advance of making such payment and (B) the appropriate forms or instructions necessary to enable such beneficial holder to certify or document the availability of an exemption from, or reduction of, the withholding or deduction of such taxes under applicable law, which such instructions shall clearly specify that Additional Amounts hereunder may not be paid if such forms are not completed by such beneficial holder, and (ii) the Guarantor that would otherwise have to pay such Additional Amounts establishes to the satisfaction of the Trustee that the obligation to pay such Additional Amounts would not have arisen but for the failure of such beneficial holder to (A) duly complete such forms as were actually received by such beneficial holder or respond to such instructions and (B) provide to such Guarantor such duly completed forms or responses to instructions. Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section 1205 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guarantee.

       SECTION 1206. Limitation of Subsidiary Guarantee.

       The Company and each Guarantor, and each Holder of a Security by his acceptance thereof, hereby confirm that it is the intention of all such parties that any Guarantee of the Guaranteed Obligations executed by a Subsidiary Guarantor not constitute a fraudulent transfer or conveyance for purposes of the Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar federal or state law. To effectuate the foregoing intention, the Holders hereby irrevocably agree that in the event that any such Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of the Subsidiary Guarantor under such Guarantee shall be reduced to the maximum amount, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor, permissible under the applicable fraudulent conveyance or similar law.

       SECTION 1207. Release of Guarantee.

       (a) Concurrently with the payment in full of all of the Guaranteed Obligations, the Guarantors shall be released from and relieved of their obligations under this Article Twelve. Upon the delivery by the Company to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of such obligations was made by the Company in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations. If any of the Guaranteed Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Guaranteed Obligations are paid in full, and the Guarantors shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

       (b) Upon (i) the sale or disposition of all of the Common Stock of a Subsidiary Guarantor (by merger or otherwise) to a Person other than the Company, ADT Limited or another Restricted Subsidiary and which sale or disposition is otherwise in compliance with the terms of this Indenture, or
(ii) the unconditional and full release in writing of such Subsidiary Guarantor from all Indebtedness (including, without limitation, Indebtedness under the New Bank Credit Agreement, but excluding any Permitted Non-Guarantor Indebtedness (other than Indebtedness specified in subparagraph (i) of the definition of "Permitted Non-Guarantor Indebtedness" or any renewals, extensions, substitutions or replacements thereof), such Subsidiary Guarantor shall be deemed released from all obligations under this Article Twelve; provided, however, that any such termination upon such sale or disposition shall occur if and only to the extent that all obligations of such Subsidiary Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, Indebtedness of the Company, ADT Limited or any Restricted Subsidiary shall also terminate upon such sale or disposition. Upon the delivery by the Company to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of such obligations was made in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of such Subsidiary Guarantor from its obligations. Any Subsidiary Guarantor not so released remains liable for the full amount of principal of and interest on the Securities as provided in this Article Twelve.

       This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.


       IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    ADT OPERATIONS, INC.

[SEAL]                              By_____________________
                                      Title:

Attest:____________________
       Title:
                                    ADT LIMITED

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                    ADT GENERAL HOLDINGS, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                    ADT SECURITY SERVICES, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:


                                    ADT SECURITY SYSTEMS, WEST, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                    ADT AUTOMOTIVE HOLDINGS, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                    ADT AUTOMOTIVE, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                     AA PROPERTY HOLDINGS, INC.

[SEAL]                               By____________________
                                       Title:

Attest:____________________
       Title:

                                     ADT INVESTMENTS, INC.

[SEAL]                               By____________________
                                       Title:

Attest:____________________
       Title:

                                     AAAA DEALERS SERVICES INC.

[SEAL]                               By____________________
                                       Title:

Attest:____________________
       Title:

                                     ADT BUSINESS HOLDINGS, INC.

[SEAL]                               By___________________
                                       Title:

Attest:____________________
       Title:


                                     ADT PROPERTY HOLDINGS, INC.

[SEAL]                               By____________________
                                       Title:

Attest:____________________
       Title:


                                     ADT SECURITY SYSTEMS
                                       MANUFACTURING, INC.

[SEAL]                               By____________________
                                       Title:

Attest:____________________
       Title:

                                    MID-ATLANTIC SECURITY, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                    ADT AUTOMOTIVE SERVICES, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                    AUCTION TRANSPORT, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:


                                    BRITISH CAR AUCTIONS, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                    CCTC INTERNATIONAL, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                    ADT SPECIALTY AUCTIONS, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                    FLYING LION, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                    TRI-CITY AUTO AUCTION, INC.

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:

                                    THE CHASE MANHATTAN BANK

[SEAL]                              By____________________
                                      Title:

Attest:____________________
       Title:





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